EXHIBIT 32.01

Section 1350 Certification

In connection with this quarterly report of ML Systematic Momentum FuturesAccess LLC (the “Company”) on Form 10-Q for the quarter ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (this “Report”), I, Justin C. Ferri, Chief Executive Officer, President and Manager of Merrill Lynch Alternative Investments LLC, the manager of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of the Sarbanes-Oxley Act of 2002, that:

1. This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 10, 2011

By:	/s/JUSTIN C. FERRI
Justin C. Ferri
Chief Executive Officer, President and Manager
(Principal Executive Officer)